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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the incorporation by reference in the registration statement of Mauna Loa Macadamia Partners, L.P. on Form S-4 (File No. 333-0000) of our report dated February 7, 1997, on our audits of the financial statements of Mauna Loa Macadamia Partners, L.P. We also consent to the references to our firm under the caption "Experts."

                                          COOPERS & LYBRAND L.L.P.

Honolulu, Hawaii
February 13, 1998

                                     II-21